EX-99.23(h)(28)

                     AMENDMENT TO TRANSFER AGENCY AGREEMENT
                              JNL VARIABLE FUND LLC


     AMENDMENT made as of this 30th day of April, 2007, by and between JNL Variable Fund LLC, a Delaware limited liability corporation ("the Variable Fund"), and Jackson National Asset Management, LLC, a Michigan limited liability company ("JNAM").

                                   WITNESSETH

     WHEREAS, the Variable Fund and JNAM entered into a Transfer Agency Agreement (the "Agreement") dated January 31, 2001;

     WHEREAS, under the terms of the Agreement, JNAM renders certain transfer agency and other services to units of beneficial interest in separate Funds ("Fund") of the Variable Fund and the owners of record thereof; and

     WHEREAS, the parties agree to amend the Agreement to reflect the addition of two new funds (the JNL/Mellon Capital Management S&P(R) SMid 60 Fund, and the JNL/Mellon Capital Management NYSE(R) International 25 Fund).

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Exhibit A to the Agreement is hereby deleted and replaced in its entirety with Exhibit A dated April 30, 2007, attached hereto.

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.

ATTEST:                         JNL VARIABLE FUND LLC


_________________________       By:________________________________
                                   Susan S. Rhee
                                Title:   Vice President, Counsel and Secretary


ATTEST:                                 JACKSON NATIONAL ASSET
                                                 MANAGEMENT, LLC


_________________________       By:________________________________
                                   Mark. D. Nerud
                                Title:  President

                                    EXHIBIT A
                                  LIST OF FUNDS
                                 APRIL 30, 2007

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                  JNL/Mellon Capital Management Dow SM 10 Fund

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                  JNL/Mellon Capital Management S&P(R) 10 Fund

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                  JNL/Mellon Capital Management Global 15 Fund

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                      JNL/Mellon Capital Management 25 Fund

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               JNL/Mellon Capital Management Select Small-Cap Fund

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                 JNL/Mellon Capital Management Nasdaq(R) 15 Fund

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               JNL/Mellon Capital Management Value Line(R) 25 Fund

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                JNL/Mellon Capital Management DowSM Dividend Fund

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                  JNL/Mellon Capital Management S&P(R) 24 Fund

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                     JNL/Mellon Capital Management VIP Fund

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                    JNL/Mellon Capital Management JNL 5 Fund

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               JNL/Mellon Capital Management JNL Optimized 5 Fund

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                JNL/Mellon Capital Management S&P(R) SMid 60 Fund

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           JNL/Mellon Capital Management NYSE(R) International 25 Fund

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            JNL/Mellon Capital Management Communications Sector Fund

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            JNL/Mellon Capital Management Consumer Brands Sector Fund

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               JNL/Mellon Capital Management Oil & Gas Sector Fund

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               JNL/Mellon Capital Management Financial Sector Fund

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              JNL/Mellon Capital Management Healthcare Sector Fund

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              JNL/Mellon Capital Management Technology Sector Fund

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